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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------

        Date of Report (date of earliest event reported): August 4, 2005
                                                          --------------


                                   AWARE, INC.
             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS               000-21129                 04-2911026
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)


                    40 MIDDLESEX TURNPIKE, BEDFORD, MA, 01730
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (781) 276-4000


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this report:

Number          Description
------          -----------
 99.1           Press release issued by Aware, Inc. on August 4, 2005.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On August 4, 2005, Aware, Inc. issued the press release, attached to this Form 8-K as Exhibit 99.1, describing the results of operations and financial condition of the company as of and for the quarter ended June 30, 2005.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                AWARE, INC.


Dated: August 4, 2005                           By: /s/ Michael A. Tzannes
       --------------                               ----------------------
                                                    Michael A. Tzannes
                                                    Chief Executive Officer




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                                  EXHIBIT INDEX


Number          Description
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 99.1           Press release issued by Aware, Inc. on August 4, 2005.






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